================================================================================

                               -----------------
                                 ANNUAL REPORT
                               -----------------
                               December 31, 1998
                               -----------------


                                 The Value Line
                                 Cash Fund, Inc.






                                     [LOGO]
                                   VALUE LINE
                                     No-Load
                                     Mutual
                                      Funds

The Value Line Cash Fund, Inc.

                                                               To Our Value Line
--------------------------------------------------------------------------------

To Our Shareholders:

For the year ended December 31, 1998, the yield for the Value Line Cash Fund was 5.06%. This was above the average taxable money market fund return of 4.86% for the calendar year 1998, as compiled by Lipper Analytical Services. Total net assets of the Fund were $317.3 million; and the average days to maturity was 61 days, which represents a reduction from where it began the year at 82 days.

We continue to place priority on securities of the highest quality. U.S. Government Agency Obligations remain the largest classification of the portfolio (36.4%). Over the course of the year, we increased our holdings of short-term corporate bonds and other first-tier securities. ("First-tier" securities refer to those assigned the highest rating by at least two nationally recognized rating organizations--for example, P-1 by Moody's Investors Service and A-1 by Standard & Poor's Corporation.) No investments with ratings below the first-tier level are currently being considered. In evaluating new commercial paper, we also look for a minimum Safety Rank of 3 and a Financial Strength Rating of B or higher, according to The Value Line Investment Survey.

Since our semi-annual report of June 30, 1998, the domestic economy has remained relatively healthy. However, several foreign markets have experienced severe economic problems. This weakness overseas created demand for safe-liquid investments, such as U.S. Government bonds, which drove interest rates on these securities to very low levels. This "flight to quality" reduced demand for most other fixed-income securities. The Federal Reserve Bank feared that the global economic crisis would soon slow U.S. economic growth. Consequently, the Fed lowered the Federal Funds Rate three times this past fall, to a current level of 4.75%. (Please see the accompanying "Economic Observations" insert for our current thinking on the economy and interest rates.)

We appreciate your confidence in the Value Line Cash Fund and look forward to serving your investment needs in the future.

                                          Sincerely,

                                          /s/ Jean Bernhard Buttner

                                          Jean Bernhard Buttner
                                          Chairman and President

February 1, 1999

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2

                                                  The Value Line Cash Fund, Inc.

Cash Fund Shareholders
--------------------------------------------------------------------------------

Economic Observations

Steady growth and low inflation continue to be two of the dominant themes in the domestic economy at this time. This enviable performance is underscored by reports that show persisting strength in consumer spending, housing construction, personal income, and employment. Such trends suggest that the economy will expand by more than 3% during the opening quarter of 1999. At the same time, inflation remains quiescent, with producer and consumer price increases still modest, overall, and with selective industrial sectors finding it difficult to implement price increases. In some instances, prices are actually falling.

We believe this modest pace of economic activity will continue over the next several months, with growth averaging 2.5%-3.0% for the year as a whole. Our sense, as well, is that the economic crisis that is still afflicting much of Asia and parts of Latin America (especially Brazil) will gradually recede over the next 12 to 18 months. At the same time, we expect inflation to remain subdued. The Federal Reserve, encouraged by this benign state of economic affairs, will probably maintain its current monetary stance over the next several months, at least. Any subsequent adjustment in rates will probably be modest given the likely absence of excesses in growth or inflation in the domestic economy.


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                                                                               3

The Value Line Cash Fund, Inc.

Schedule of Investments
----------------------------------------------------------------------------------------------------------

   Principal                                                                                      Value
    Amount                                                                          Maturity       (in
(in thousands)                                                            Yield+      Date      thousands)
----------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (36.4%)
$   25,000  Federal Farm Credit Banks..................................   5.41%(3)   1/29/99      $ 24,999
    25,000  Federal Home Loan Banks....................................   5.41(3)    3/25/99        24,997
    10,000  Federal Home Loan Banks....................................   4.97(2)    6/17/99         9,999
    20,000  Federal National Mortgage Association......................   5.04(2)    3/16/99        19,998
     5,500  Student Loan Marketing Association.........................   5.39(2)    4/16/99         5,506
    10,000  Student Loan Marketing Association.........................   5.29(2)    12/2/99         9,998
    20,000  Student Loan Marketing Association.........................   5.04(2)    1/12/00        19,998
---------                                                                                         --------
   115,500  TOTAL U. S. GOVERNMENT AGENCY OBLIGATIONS  ................                            115,495
---------                                                                                         --------

COMMERCIAL PAPER (23.9%)
            AUTO & TRUCK (2.2%)
     7,000  Ford Motor Credit Corp.....................................   5.12       1/22/99         6,979
---------                                                                                         --------

            BEVERAGE-SOFT DRINK (2.2%)
     7,000  Coca-Cola Co...............................................   5.00       1/15/99         6,986
---------                                                                                         --------

            CHEMICAL-SPECIALTY (4.1%)
     7,000  Great Lakes Chemical Corp..................................   5.10       1/14/99         6,987
     6,000  Nalco Chemical Co..........................................   4.88       5/21/99         5,886
---------                                                                                         --------
    13,000                                                                                          12,873
---------                                                                                         --------

            DIVERSIFIED COMPANIES (2.2%)
     7,000  General Electric Capital Corp..............................   5.32        1/8/99         6,993
---------                                                                                         --------

            ELECTRONICS (2.2%)
     7,000  Avnet Inc..................................................   5.33       1/12/99         6,989
---------                                                                                         --------

            INSURANCE-DIVERSIFIED (2.2%)
     7,000  American General Financial Corp............................   5.30        1/8/99         6,993
---------                                                                                         --------

            MACHINERY (2.2%)
     7,000  Deere (John) Capital Corp..................................   5.31       1/19/99         6,981
---------                                                                                         --------

            METAL FABRICATING (2.2%)
     7,000  Illinois Tool Works Inc....................................   5.17       1/19/99         6,982
---------                                                                                         --------

            PRECISION INSTRUMENT (2.2%)
     7,000  Eastman Kodak Co...........................................   5.10       2/18/99         6,952
---------                                                                                         --------


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4

                                                  The Value Line Cash Fund, Inc.

                                                              December 31, 1998
----------------------------------------------------------------------------------------------------------

   Principal                                                                                      Value
    Amount                                                                          Maturity       (in
(in thousands)                                                            Yield+      Date      thousands)
----------------------------------------------------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES (2.2%)
   $ 7,000  Ameritech..................................................   5.08%       2/2/99       $ 6,968
---------                                                                                         --------

    76,000  TOTAL COMMERCIAL PAPER ....................................                             75,696
---------                                                                                         --------

CORPORATE BONDS & NOTES (24.0%)

            BANK (9.1%)
     5,000  Key Bank National Association..............................   4.68       1/29/99         5,000
     7,000  Morgan (J.P.) & Co., Inc...................................   5.75       3/10/99         6,999
     7,000  National City Bank of Indianapolis.........................   5.44       4/20/99         6,999
     3,000  NationsBank Corp...........................................   6.25       8/16/99         3,010
     7,000  Northern Trust Co., Bank...................................   5.20        4/9/99         6,997
---------                                                                                         --------
    29,000                                                                                          29,005
---------                                                                                         --------

            DIVERSIFIED COMPANIES (1.3%)
     4,000  Wesco Financial Corp.......................................   8.88       11/1/99         4,135
---------                                                                                         --------

            ELECTRIC UTILITY-CENTRAL (1.6%)
     5,000  Union Electric Co..........................................   6.75      10/15/99         5,069
---------                                                                                         --------

            FINANCIAL SERVICES (2.0%)
     6,175  Associates Corp. North America.............................   6.48        5/6/99         6,190
---------                                                                                         --------

            INSURANCE-DIVERSIFIED (1.6%)
     5,000  Aon Corp...................................................   6.88       10/1/99         5,076
---------                                                                                         --------

            SECURITIES BROKERAGE (6.3%)
     5,000  Lehman Brothers Holdings Inc...............................   7.00       5/13/99         5,023
     7,000  Merrill Lynch & Co., Inc...................................   5.76       6/10/99         7,000
     8,000  Salomon Inc................................................   7.00       5/15/99         8,044
---------                                                                                         --------
    20,000                                                                                          20,067
---------                                                                                         --------

            TELECOMMUNICATION SERVICES (2.1%)
     6,630  Southwestern Bell Capital Corp.............................   6.86       7/26/99         6,674
---------                                                                                         --------
    75,805  TOTAL CORPORATE BONDS & NOTES .............................                             76,216
---------                                                                                         --------


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                                                                               5

The Value Line Cash Fund, Inc.

Schedule of Investments
----------------------------------------------------------------------------------------------------------

   Principal                                                                                      Value
    Amount                                                                          Maturity       (in
(in thousands)                                                            Yield+      Date      thousands)
----------------------------------------------------------------------------------------------------------
TAXABLE MUNICIPAL SECURITIES (8.4%)
$    7,000  Arkansas, Development Financial Authority,
----------     Industrial Facilities Revenue, (Potlatch Corp. Projects)
               Ser 1995-B, LOC-Credit Swiss (Weekly Put) ..............   5.70%(2)    8/1/30*      $ 7,000
                                                                                                  --------

    6,300   Carolina Medi-Plan Inc.,  variable rate
---------      Demand Bonds, Series 1997, Gtd.,
               Letter of credit by Wachovia Bank
               of North Carolina, N.A. (Weekly Put) ...................   5.64(2)     6/1/22*        6,300
                                                                                                  --------

    7,000   Mississippi Business Financial Corp.,
----------     Industrial Development Revenue Bonds,
               Series 1994, (Bryan Foods, Inc.
               Project) Gtd.-Sara Lee Corp.
               (Weekly Put.) ..........................................   5.70(2)     2/1/19*        7,000
                                                                                                  --------

    6,475   State of Texas, Veterans Housing
----------     Assistance, Refunding Bonds,
               Series 1994 A-2, G.O.- Pledge
               (Weekly Put.) ..........................................   5.50(2)    12/1/33*        6,475
                                                                                                  --------

    26,775  TOTAL TAXABLE MUNICIPAL SECURITIES ........................                             26,775
----------                                                                                        --------

ASSET BACKED SECURITIES (5.3%)

     3,083  Caterpillar Financial Asset Trust,
----------     Series 1998-A, Class A-1, Asset Backed Notes,
               (Monthly Paydown, Interest and Principal)...............   5.64       7/26/99         3,083
                                                                                                  --------

     4,101  Capelco Capital Funding Corp.  Series 1998-A,
----------     Class A-1 Lease-Backed Notes, (Monthly Paydown,
               Interest and Principal).................................   5.68       8/16/99         4,101
                                                                                                  --------

     5,000  Green Tree Lease Financial LLC, Series 1998-1,
----------     Class A-1, (Monthly Paydown, Interest and Principal)....   5.20       1/20/00         5,000
                                                                                                  --------

     4,485  Newcourt Equipment Trust Securities, Series 1998-1,
----------     Class A-1, (Monthly Paydown, Interest and Principal)....   5.00      11/20/99         4,485
                                                                                                  --------

    16,669  TOTAL ASSET BACKED SECURITIES .............................                             16,669
----------                                                                                        --------

   310,749  TOTAL INVESTMENTS (98.0%)  (Amortized Cost $310,851) ......                            310,851
----------                                                                                        --------


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6

                                                  The Value Line Cash Fund, Inc.

                                                                                         December 31, 1998
----------------------------------------------------------------------------------------------------------
                                                                                                Value (in
                                                                                                thousands
   Principal                                                                                      except
    Amount                                                                                      per-share
(in thousands)                                                                                    amount)
----------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (2.2%)
(including accrued interest)

$    7,000  Collateralized by U.S. Treasury Bond,
----------     $5,245,000 11 5/8%, due 11/15/04 value
               $7,061,081 (with Morgan Stanley & Co., Inc.,
               4.62%, dated 12/31/98, due 1/4/99
               delivery value of $7,000,898) ..........................                            $ 7,001

            EXCESS OF LIABILITIES OVER CASH AND
               RECEIVABLES (-0.2%) ....................................                               (541)
                                                                                                 ---------
            NET ASSETS (100.0%)........................................                          $ 317,311
                                                                                                 =========
            NET ASSET VALUE, OFFERING AND REDEMPTION
               PRICE PER OUTSTANDING SHARE ............................                          $    1.00
                                                                                                 =========

----------

+ Rate frequency for floating rate notes at December 31, 1998: (1) Daily (2) Weekly (3) Monthly (4) Quarterly (5) Interest and Principal Monthly. The rate shown on floating rate securities represents the yield at the end of the reporting period.

*    The maturity dates on these securities reflect the final maturity dates.


See Notes to Financial Statements.


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                                                                               7

The Value Line Cash Fund, Inc.

Statement of Assets and Liabilities
at December 31, 1998
--------------------------------------------------------------------------------
                                                                      Dollars
                                                                   (in thousands
                                                                    except per
                                                                   share amount)
                                                                   -------------
Assets:
Investments at value:
  (Amortized cost-- $310,851) ..............................          $ 310,851
Repurchase agreement .......................................              7,001
Cash .......................................................                261
Receivable for capital shares sold .........................              1,051
Interest receivable ........................................              1,803
                                                                      ---------
    Total Assets ...........................................            320,967
                                                                      ---------

Liabilities:
Payable for capital shares repurchased .....................              3,327
Accrued expenses:
  Advisory fee .............................................                110
  Other ....................................................                219
                                                                      ---------
    Total Liabilities ......................................              3,656
                                                                      ---------
Net Assets .................................................          $ 317,311
                                                                      =========

Net Assets:
Capital Stock, at $.10 par value
  (authorized 2 billion shares,
  outstanding 317,365,537 shares) ..........................          $  31,737
Additional paid-in capital .................................            285,628
Accumulated net realized loss
  on investments ...........................................                (54)
                                                                      ---------
    Net Assets .............................................          $ 317,311
                                                                      =========
Net Asset Value, Offering and
  Redemption Price per
  Outstanding Share ........................................          $    1.00
                                                                      =========


Statement of Operations
for the Year Ended December 31, 1998
--------------------------------------------------------------------------------
                                                                     Dollars
                                                                  (in thousands)
                                                                  -------------
Investment Income:
Interest income ...........................................            $ 17,657
                                                                       --------

Expenses:
Advisory fee ..............................................               1,285
Transfer agent ............................................                 262
Postage and other expenses ................................                  64
Insurance, dues and misc ..................................                  46
Auditing and legal ........................................                  37
Custodian fees ............................................                  35
Printing, checks and stationery ...........................                  33
Registration and filing fees ..............................                  33
Telephone and wire charges ................................                  31
Directors' fees and expenses ..............................                  15
                                                                       --------

    Total Expenses before
      Custody Credits .....................................               1,841
                                                                       --------

    Less: Custody Credits .................................                  (2)
                                                                       --------

    Net Expenses ..........................................               1,839
                                                                       --------

Net Investment Income .....................................              15,818
                                                                       --------

Net Realized Gain on Investments ..........................                  16
                                                                       --------

Net Increase in Net Assets
  from Operations .........................................            $ 15,834
                                                                       ========

See Notes to Financial Statements.


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8

The Value Line Cash Fund, Inc.


Statement of Changes in Net Assets
for the Years Ended December 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                            1998         1997
                                                         -----------------------
                                                          (Dollars in thousands)

Operations:
  Net investment income ..............................   $  15,818    $  16,127
  Net realized gain on investments ...................          16           90
                                                         ----------------------
  Net Increase in Net Assets from Operations .........      15,834       16,217
                                                         ----------------------
Distributions to Shareholders:
  Net investment income ..............................     (15,818)     (16,127)
                                                         ----------------------
Capital Share Transactions:
  Net proceeds from sale of shares ...................     805,869      484,462
  Net proceeds from reinvestment of dividends ........      15,818       16,127
                                                         ----------------------
                                                           821,687      500,589
  Cost of shares repurchased .........................    (807,486)    (559,382)
                                                         ----------------------
  Increase (Decrease) from capital share transactions       14,201      (58,793)
                                                         ----------------------
Total Increase (Decrease) in Net Assets ..............      14,217      (58,703)
Net Assets:
  Beginning of year ..................................     303,094      361,797
                                                         ----------------------
  End of year ........................................   $ 317,311    $ 303,094
                                                         ======================




See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                                                               9

The Value Line Cash Fund, Inc.

Notes to Financial Statements
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

The Value Line Cash Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund's investment objective is to secure as high a level of current income as is consistent with preservation of capital and liquidity.

The following summary of significant accounting policies is in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation. Securities held by the Fund are valued on the basis of amortized cost, which approximates market value and does not take into account unrealized gains or losses. This involves valuing an instrument at cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

The valuation of securities based upon their amortized cost is permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended. The rule requires that the Fund maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase instruments that have remaining maturities of 13 months or less only, and invest only in securities determined by the Board of Directors to be of good quality with minimal credit risks. The Directors have established procedures designed to achieve these objectives.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount, including accrued interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Security Transactions. Security transactions are accounted for on the date the securities are purchased or sold. In computing net investment income, premiums and discounts on portfolio securities are amortized. Realized gains and losses on securities transactions are determined on the identified cost method.

(D) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute, on a daily basis, all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

--------------------------------------------------------------------------------
10

                                                  The Value Line Cash Fund, Inc.


--------------------------------------------------------------------------------

2.   Dividends and Distributions to Shareholders and Capital Share Transactions

The Fund earns interest daily on its investments and distributes daily on each day the Fund is open for business all of its net investment income. Net realized gains, if any, will be distributed once a year. Earnings for Saturdays, Sundays and holidays are paid as a dividend on the next business day. All such distributions are automatically credited to shareholder accounts in additional shares at net asset value of the day declared.

Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued to shareholders in reinvestment of dividends declared, and shares repurchased, are equal to the dollar amounts shown in the Statement of Changes in Net Assets for the corresponding capital share transactions.

3.   Tax Information

At December 31, 1998 the aggregate cost of investments in securities and repurchase agreement for Federal income tax purposes is approximately
$317,852,000. At December 31, 1998, there is no unrealized appreciation or depreciation of investments.

For Federal income-tax purposes, the Fund utilized approximately $16,000 of its capital loss carryover to offset a realized gain during the year ended December 31, 1998. The Fund had a net capital loss carryover at December 31, 1998 of approximately $54,000, which will expire in the year 2002. To the extent future capital gains are offset by such capital losses, the Fund does not anticipate distributing any such gains to the shareholders.

4.   Investment  Advisory  Contract,   Management  Fees  and  Transactions  With
     Affiliates

An advisory fee of $1,284,721 was paid or payable to Value Line, Inc. (the "Adviser"), the Fund's investment adviser, for the year ended December 31, 1998. This was computed at an annual rate of 4/10 of 1% per year of the average daily net asset value of the Fund during the year and paid monthly. The Adviser provides research, investment programs and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

Certain officers and directors of the Adviser and its subsidiary, Value Line Securities, Inc. (the Fund's distributor and a registered broker/dealer), are also officers and directors of the Fund.

The Adviser and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan owned 55,516,948 shares of the Fund's capital stock, representing 17.49% of the outstanding shares at December 31, 1998. In addition, certain officers and directors of the Fund owned 7,934,974 shares of the Fund, representing 2.5% of the outstanding shares.

--------------------------------------------------------------------------------
                                                                              11

Financial Highlights

Selected Data for a Share of Capital Stock Outstanding Throughout Each Year:

                                                                   Year Ended December 31,
                                               ------------------------------------------------------------
                                                 1998         1997          1996        1995         1994
                                               ------------------------------------------------------------
Net asset value, beginning of year .........   $  1.000     $  1.000     $  1.000     $  1.000     $  1.000
                                               ------------------------------------------------------------

    Net investment income ..................       .051         .051         .050         .054         .037

    Dividends from net investment
      income ...............................      (.051)       (.051)       (.050)       (.054)       (.037)
                                               ------------------------------------------------------------

    Net realized loss on securities ........         --           --           --           --        (.005)

    Voluntary capital contribution from
      Adviser ..............................         --           --           --           --         .005
                                               ------------------------------------------------------------

  Change in net asset value ................         --           --           --           --           --
                                               ------------------------------------------------------------

Net asset value, end of year ...............   $  1.000     $  1.000     $  1.000     $  1.000     $  1.000
                                               ============================================================


Total return ...............................       5.06%        5.10%        5.00%        5.40%        3.69%(1)
                                               ============================================================

Ratios/Supplemental Data:

Net assets, end of year (in thousands) .....   $317,311     $303,094     $361,797     $359,343     $341,632

Ratio of expenses to average net assets ....        .57%         .59%         .55%         .57%         .61%

Ratio of net investment income to
  average net assets .......................       4.93%        4.97%        4.86%        5.27%        3.63%

----------
(1) The total return for 1994 reflects the effect of a voluntary capital contribution from the Adviser. Without such contribution, the total return would have been 3.18%.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
12

                                                  The Value Line Cash Fund, Inc.

                                               Report of Independent Accountants
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of The Value Line Cash Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Value Line Cash Fund, Inc. (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York


February 12, 1999

--------------------------------------------------------------------------------

Other Information (unaudited)

Year 2000. Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

The Year 2000 Problem is expected to impact corporations, which may include issuers of portfolio securities held by the Fund, to varying degrees based upon various factors, including, but not limited to, the corporation's industry sector and degree of technological sophistication. The Fund is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Fund.


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The Value Line Cash Fund, Inc.



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14

The Value Line Cash Fund, Inc.

The Value Line Family of Funds
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1950--The  Value Line Fund seeks  long-term  growth of capital along with modest current income by investing substantially all of its assets in common stocks or securities convertible into common stock.

1952--The Value Line Income Fund's primary investment objective is income, as high and dependable as is consistent with reasonable growth. Capital growth to increase total return is a secondary objective.

1956--The Value Line Special Situations Fund seeks to obtain long-term growth of capital by investing not less than 80% of its assets in "special situations". No consideration is given to achieving current income.

1972--Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth by investing substantially all of its assets in common stocks. The Fund may borrow up to 50% of its net assets to increase its purchasing power.

1979--The Value Line Cash Fund, a money market fund, seeks high current income consistent with preservation of capital and liquidity.

1981--Value Line U.S. Government Securities Fund seeks maximum income without undue risk to principal. Under normal conditions, at least 80% of the value to its assets will be invested in issues of the U.S. Government and its agencies and instrumentalities.

1983--Value Line Centurion Fund* seeks long-term growth of capital as its sole objective by investing primarily in stocks ranked 1 or 2 by Value Line for year-ahead relative performance.

1984--The Value Line Tax Exempt Fund seeks to provide investors with maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: a Money Market Portfolio and a High-Yield Portfolio.

1985--Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986--Value Line Aggressive Income Trust seeks to maximize current income by investing in high-yielding, lower-rated, fixed-income corporate securities.

1987--Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with maximum income exempt from New York State, New York City and federal individual income taxes while avoiding undue risk to principal.

1987--Value Line Strategic Asset Management Trust* invests in stocks, bonds and cash equivalents according to computer trend models developed by Value Line. The objective is to professionally manage the optimal allocation of these investments at all times.

1993--ValueLine Small-Cap Growth Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the correct asset mix.

1995--Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week, or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.

INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 419729
                      Kansas City, MO 64141-6729

INDEPENDENT           PricewaterhouseCoopers LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036-2798

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Greenwich Plaza, Suite 100
                      Greenwich, CT 06830

Directors             Jean Bernhard Buttner
                      John W. Chandler
                      Leo R. Futia
                      David H. Porter
                      Paul Craig Roberts
                      Nancy-Beth Sheerr

OFFICERS              Jean Bernhard Buttner
                      Chairman and President
                      Nathan Grant
                      Vice President
                      Charles Heebner
                      Vice President
                      David T. Henigson
                      Vice President
                      Secretary/Treasurer
                      Jack M. Houston
                      Assistant Secretary/Treasurer
                      Stephen La Rosa
                      Assistant Secretary/Treasurer

An Investment in The Value Line Cash Fund, Inc. is not guaranteed or insured by the U.S. Government and there is no assurance that the Fund will maintain its per share net asset value.

This audited report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

                                                                          504798